Income Taxes	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
British Virgin Islands
Under the current and applicable laws of BVI, the Company is not subject to tax on income or capital gains.
China
The Company’s subsidiary, m-FINANCE Software (Shenzhen) Limited (“SZ WFOE”), established in the PRC, was subject to PRC Enterprises Income Tax rate of 25% for the years ended December 31, 2023. This entity was deregistered on March 21, 2023.
Hong Kong
In accordance with the relevant tax laws and regulations of Hong Kong, a company registered in Hong Kong is subject to income taxes within Hong Kong at the applicable tax rate on taxable income. From year of assessment of 2018/2019 onwards, Hong Kong profit tax rates are 8.25% on assessable profits up to HK$2,000,000, and 16.5% on any part of assessable profits over HK$2,000,000.
The components of the income tax provision are as follows:

	For the years ended December 31,
	2023	2024	2025	2025
	HK$	HK$	HK$	US$
Current tax
Hong Kong	(5,877)	-	6,226	800
Total current tax	(5,877)	-	6,226	800

Deferred tax:
Hong Kong	154,186	781,759	(3,046,757)	(391,448)
Total deferred tax	154,186	781,759	(3,046,757)	(391,448)
Total income tax expense	148,309	781,759	(3,040,531)	(390,648)
The Company measures deferred tax assets and liabilities based on the difference between the financial statement and tax bases of assets and liabilities at the applicable tax rates. Components of the Company’s deferred tax asset and liability are as follows:

	For the years ended December 31
	2024	2025	2025
	HK$	HK$	US$
Deferred tax assets:
- Depreciation of property and equipment	25,168	-	-
- Net operating loss carry forwards	2,852,133	4,673,163	600,409
Total deferred tax assets	2,877,301	4,673,163	600,409
Less: valuation allowance	(2,852,133)	(4,673,163)	(600,409)
Deferred tax assets, net	25,168	-	-

Deferred tax liabilities:
- Depreciation of property and equipment	-	(27,524)	(3,536)
- Amortization of capitalized development costs	(3,099,882)	(433)	(56)
Deferred tax liabilities, net	(3,074,714)	(27,957)	(3,592)
The Company evaluated the recoverable amounts of deferred tax assets and provided a valuation allowance to the extent that future taxable profits will be available against which the net operating loss and temporary difference can be utilized. The Company considers both positive and negative factors when assessing the future realization of the deferred tax assets and applied weigh to the relative impact of the evidence to the extent it could be objectively verified.
As of December 31, 2025, the Company had net operating loss carry-forward of HK$28,322,201 (US$3,638,842), including HK$25,462,742 (US$3,271,458), HK$144,745 (US$18,597) and HK$2,714,714 (US$348,787) from m-FINANCE, mFTT and CAT, respectively. These losses can offset future taxable income and can be carried forward indefinitely under the current tax legislation in Hong Kong. Due to the unstable macroeconomic situation, the Company determined that it is more likely than not that the Company may not earn sufficient taxable income to offset its net operating loss carryforward. Accordingly, it applied a full valuation allowance against its net operating loss carryforward.
The Company recognized deferred tax liabilities related to taxable temporary differences arising on the depreciation of property and equipment and amortization of capitalized development costs. The deferred tax liabilities will reverse as the capitalized property and equipment costs are depreciated and capitalized development costs are amortized.
Reconciliation between the provision for income taxes computed by applying the Hong Kong Profits Tax rate of 16.5% to income before income taxes and the actual provision of income taxes is as follows:

	For the years ended December 31,

	2023	2024	2025	2025
	HK$	HK$	HK$	US$
Profit (loss) before income taxes	6,777,190	(19,429,233)	75,704,173	9,726,487
Hong Kong Profits Tax rate	16.5%	16.5%	16.5%	16.5%
Income taxes computed at Hong Kong Profits Tax rate	1,118,236	(3,205,824)	12,491,190	1,604,871
Reconciling items:
Tax effect of income that is not taxable	(42,605)	(24,777)	4,462	573
Tax effect of expenses that are not deductible (2)	587,035	527,337	43,688	5,613
The effect of tax rates in different tax jurisdictions	4,950	2,241,106	(16,821,462)	(2,161,225)
Research and development credit (1)	(1,529,698)	(1,644,560)	-	-
Change in valuation allowance	-	2,852,133	1,244,906	159,946
Tax credits	-	-	(3,000)	(385)
Others	10,391	36,344	(315)	(41)
Income tax expenses	148,309	781,759	(3,040,531)	(390,648)
An uncertain tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. Penalties and interest incurred related to underpayment of income tax are classified as income tax expense in the period incurred. No significant penalties or interest relating to income taxes have been incurred during the years ended December 31, 2023, 2024 and 2025.
(1)Research and development credit was arising from the tax authority of Hong Kong provided enhanced tax deduction for expenditure incurred by enterprises on a qualifying research and development activity and enterprises will be able to enjoy additional tax deduction for expenditure incurred on domestic research and development.
Research and development expenditures eligible for deduction are classified into “Type A expenditures” which are qualified for 100 per cent deduction, and “Type B expenditures” which are qualified for the enhanced tax deduction. Type B expenditures have a two-tiered deduction regime. The deduction is 300 per cent for the first HK$2 million of the aggregate amounts of payments made to designated local research institutions for qualifying research and development activities and expenditures incurred by enterprises from carrying out in-house qualifying research and development activities. The remaining amount is qualified for 200 per cent deduction. There is no cap on the amount of enhanced tax deduction and the deduction is applicable to all enterprises. Enterprises can claim the enhanced tax deduction in relation to the qualifying research and development expenditures on or after April 1, 2018. Since the Company’s expenditures on research and development were incurred from carrying out in-house qualifying research and development activities, its expenditures on research and development were eligible for deduction as Type B expenditures.
(2)These non-deductible expenses included non-deductible IPO expenses, allowance for credit losses and penalty and entertainment.